UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 25, 2023
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Commission File Number: 0-26640

POOL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware		36-3943363
(State or other jurisdiction of		(IRS Employer
incorporation or organization)		Identification No.)

109 Northpark Boulevard,
Covington,	Louisiana	70433-5001
(Address of principal executive offices)		(Zip Code)
(985) 892-5521
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	POOL	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 25, 2023, the Board of Directors (the “Board”) of Pool Corporation (the “Company”) amended and restated the Company’s By-laws (the “Amended By-laws”), effective immediately. Among other changes, the Amended By-laws

•update the procedural requirements for director nominations made by stockholders to address Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended, including requiring stockholders to comply therewith (principally Sections 12.2, 12.3(h) and 12.4 of Article II),
•require that any stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white (Section 10 of Article II),
•modify the provisions relating to postponements and adjournments of stockholder meetings to authorize the Board to postpone and reschedule a stockholder meeting and authorize the chairman of the stockholder meeting to adjourn a stockholder meeting (Sections 6 and 7 of Article II),
•modify the provisions relating to adjournment procedures and the list of stockholders entitled to vote at stockholder meetings, in each case to reflect recent amendments to the Delaware General Corporation Law, as amended (principally in Sections 5 and 7 of Article II),
•add provisions relating to the ability of the Board or the chairman of a stockholders’ meeting to prescribe rules, regulations and procedures for the conduct of a stockholders’ meeting (Section 13 of Article II),
•clarify that in the absence of the chairman, the chief executive officer, or in his or her absence any other person designated by the Board or the chairman, shall act as chairman and preside at all stockholder meetings (Section 6 of Article IV) and
•effect certain other ministerial, clarifying, modernizing or conforming changes (principally in Sections 4, 11, 12.1, 12.6 and 12.7 of Article II).

The foregoing description of the Amended By-laws is not complete and is subject to, and qualified in its entirety by reference to, the full text of the Amended By-laws, which are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
3.1	Amended and Restated By-laws of Pool Corporation dated October 25, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POOL CORPORATION

By:	/s/ Melanie Housey Hart
Melanie Housey Hart
Vice President and Chief Financial Officer

Dated: October 25, 2023